Exhibit 99.3

SPECIAL MEETING OF STOCKHOLDERS OF COUNTY FIRST BANK November 15, 2017 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - www.countyfirstbank.com Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. 00030030000000000000 1 111517 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Merger, dated July 31, 2017, by and among The Community Financial Corporation, Community Bank of the Chesapeake and County First Bank (the Bank), pursuant to which the Bank will merge with and into Community Bank of the Chesapeake. 2. To adjourn the County First Bank special meeting, if necessary or appropriate, to solicit additional proxies in favor of the County First Bank merger proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If you have voted by Internet or telephone, please DO NOT mail back this proxy. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COUNTY FIRST BANK SPECIAL MEETING OF STOCKHOLDERS November 15, 2017, 10:00 a.m., local time The undersigned stockholder(s) of County First Bank, a Maryland-chartered bank, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus for the Bank's Special Meeting of Stockholders, and hereby appoints William J. Groves, II and Charles A. Bryer, and each or either of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent and vote, as designated on the reverse side hereof, all of the shares of the Bank's common stock held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on September 29, 2017, at the Bank's Special Meeting of Stockholders to be held at 10:00 a.m., local time, on November 15, 2017 in Room 113E of the Center for Business and Industry at the College of Southern Maryland, 8730 Mitchell Road, La Plata, Maryland 20646, and any continuation(s), postponement(s) or adjournment(s) thereof. (Continued and to be signed on the reverse side.) 1.1 14475

SPECIAL MEETING OF STOCKHOLDERS OF COUNTY FIRST BANK November 15, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - www.countyfirstbank.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030030000000000000 1 111517 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Merger, dated July 31, 2017, by and among The Community Financial Corporation, Community Bank of the Chesapeake and County First Bank (the “Bank”), pursuant to which the Bank will merge with and into Community Bank of the Chesapeake. 2. To adjourn the County First Bank special meeting, if necessary or appropriate, to solicit additional proxies in favor of the County First Bank merger proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If you have voted by Internet or telephone, please DO NOT mail back this proxy. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.